         AMERICAN SELECT
         PORTFOLIO
         SLA




         ANNUAL REPORT
         NOVEMBER 30, 2000




[LOGO]FIRST AMERICAN-Registered Trademark-
      Asset Management

                                    [LOGO]FIRST AMERICAN-Registered Trademark-
                                          Asset Management


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
    TABLE OF CONTENTS
 1  Fund Overview

 4  Financial Statements and Notes

14  Investments in Securities

18  Independent Auditors' Report

19  Federal Income Tax Information

20  Shareholder Update


AMERICAN SELECT PORTFOLIO


PRIMARY INVESTMENTS

Mortgage-related assets that directly or indirectly represent a participation in or are secured by and payable from mortgage loans. The fund may also invest in asset-backed securities, U.S. government securities, corporate-debt securities, municipal obligations, unregistered securities, and mortgage-servicing rights. The fund borrows through the use of reverse repurchase agreements. Use of certain of these investments and investment techniques may cause the fund's net asset value to fluctuate to a greater extent than would be expected from interest rate movements alone.

FUND OBJECTIVE

High level of current income. Its secondary objective is to seek capital appreciation. As with other investment companies, there can be no assurance this fund will achieve its objective.


------------------------------------------------------------------------------
AVERAGE ANNUALIZED TOTAL RETURNS
------------------------------------------------------------------------------

Based on net asset value for the periods ended November 30, 2000

                                  One Year      Five Year    Since Inception
                                                                9/21/1993
American Select Portfolio           9.87%         8.60%          7.36%
Lehman Brothers Mutual Fund
  Government/Mortgage Index         9.81%         6.55%          6.34%

The average annualized total returns for American Select Portfolio are based on the change in its net asset value (NAV), assume all distributions were reinvested, and do not reflect sales charges. NAV-based performance is used to measure investment management results. - Average annualized total returns based on the change in market price for the one-year, five-year, and since-inception periods ended November 30, 2000, were 7.49%, 10.57%, and 5.64%, respectively. These returns assume reinvestment of all distributions and reflect sales charges on distributions as described in the fund's dividend reinvestment plan, but not on initial purchases.

 PLEASE REMEMBER, YOU COULD LOSE MONEY WITH THIS INVESTMENT. NEITHER SAFETY OF PRINCIPAL NOR STABILITY OF INCOME IS GUARANTEED. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that fund shares, when sold, may be worth more or less than their original cost. Closed-end funds, such as this fund, often trade at discounts to net asset value.

Therefore, you may be unable to realize the full net asset value of your shares when you sell.

The fund uses the Lehman Brothers Mutual Fund Government/Mortgage Index as a benchmark. Although we believe this is the most appropriate benchmark available, it is not a perfect match. The benchmark index is comprised of U.S. government securities while American Select Portfolio is comprised primarily of nonsecuritized, illiquid whole loans. This limits the ability of the fund to respond quickly to market changes.

The Lehman Brothers Mutual Fund Government/Mortgage Index is comprised of all U.S. government agency and Treasury securities and agency mortgage-backed securities. Developed by Lehman Brothers for comparative use by the mutual fund industry, this index is unmanaged and does not include any fees or expenses in its total return calculations.

The since inception number for the Lehman index is calculated from the month end following the fund's inception through November 30, 2000.

------------------------------------------------------------------------------



------------------------------------------------------------------------------
          NOT FDIC INSURED   NO BANK GUARANTEE   MAY LOSE VALUE
------------------------------------------------------------------------------

        FUND
            OVERVIEW

------------------------------------------------------------------------------

FUND MANAGEMENT


JOHN WENKER
is primarily responsible for the management of American Strategic Income Portfolio. He has 15 years of financial experience.


DAVID STEELE
assists with the management of American Strategic Income Portfolio. He has 22 years of financial experience.


RUSS KAPPENMAN
assists with the management of American Strategic Income Portfolio. He has 15 years of financial experience.


------------------------------------------------------------------------------
January 15, 2001

AMERICAN SELECT PORTFOLIO HAD A TOTAL RETURN OF 9.87% FOR THE YEAR ENDING NOVEMBER 30, 2000, BASED ON ITS NET ASSET VALUE (NAV). This is in line with the 9.81% return for its benchmark, the Lehman Brothers Mutual Fund Government/Mortgage Index. The fund returned 7.49% based on its market price over the same time frame. Increases in both the fund's income levels and the prices of its holdings, due to loan purchases and falling interest rates, contributed to its positive performance.

THE FUND CONTINUED TO PAY OUT ATTRACTIVE INCOME. The fund paid out $1.01 per share in dividends for the year, resulting in an annualized distribution rate of 8.78% based on the November 30, 2000 market price. The increasing income stream also allowed the fund's dividend reserve to increase to 6.63 cents per share as of the end of the reporting period.

THE NAV OF THE FUND WAS POSITIVELY IMPACTED AS A LOWER TREASURY RATE ENVIRONMENT INCREASED THE PRICES OF OUR WHOLE LOANS AND MORTGAGE-BACKED SECURITIES. The NAV of the fund ended the year at $12.85 per share, up from $12.67 per share a year ago. The fund's market price of $11.50 per share continued to trade at a discount to its NAV. However, in the past two months share prices have increased, narrowing the discount to -8.71% as of the date of this letter. Keep in mind that past performance is no guarantee of future results, and the fund's NAV, market price, and distribution rate will fluctuate.

BECAUSE OF SIGNS OF A WEAKENING ECONOMY IN OCTOBER AND NOVEMBER, WE SOLD VIRTUALLY ALL OF OUR SINGLE-FAMILY WHOLE LOANS AT FAVORABLE PRICES AND REPLACED THEM WITH MULTIFAMILY AND COMMERCIAL LOANS. The weighting in multifamily loans represented 53% of the fund's total assets as of November 30, 2000, while commercial loans increased to 23% of total assets. Because we currently can find good opportunities in the commercial loan market, the board of directors



* All returns assume reinvestment of distributions and do not reflect sales charges, except the fund's total return based on market price, which does reflect sales charges on distributions as described in the fund's dividend reinvestment plan, but not on initial purchases. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that fund shares, when sold, may be worth more or less than their original cost.

------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
------------------------------------------------------------------------------
As a percentage of total assets on November 30, 2000

Commercial Loans            23%
Short-term Securities        1%
U.S. Agency Mortgage-
  backed Securities         22%
Multifamily Loans          53%
Other Assets                 1%

------------------------------------------------------------------------------
DELINQUENT LOAN PROFILE
------------------------------------------------------------------------------

The chart below shows the percentage of single-family loans** in the portfolio that are 30, 60, 90, or 120 days delinquent as of November 30, 2000, based on principal amounts outstanding.

Current                 100%
----------------------------
30 Days                   0%
----------------------------
60 Days                   0%
----------------------------
90 Days                   0%
----------------------------
120+ Days                 0%
----------------------------

** As of November 30, 2000, there were no multifamily or commercial loans delinquent.
------------------------------------------------------------------------------

  1 Annual Report 2000 - American Select Portfolio recently approved an increase to the limit of commercial loans in the fund from 25% to 35% of total assets. In addition, U.S. agency mortgage-backed securities, mainly Freddie Macs (Federal Home Loan Mortgage Corporation) and Fannie Maes (Federal National Mortgage Association), represented about 22% of the fund's total assets at period end. These securities currently offer attractive net income to the fund and they reduce the overall credit risk in the portfolio because they are AAA-rated.

WE MAINTAINED OUR EMPHASIS ON GEOGRAPHICAL DIVERSIFICATION AS A WAY TO HELP US MANAGE THE CREDIT RISK THAT IS INHERENT TO THIS FUND. We spread out our loan investments in a variety of states to help avoid the risk of an economic downturn in one region. The recent release of the year 2000 U.S. census results confirmed that we are heavily weighted in states which are experiencing the most population and job growth, especially in the Southern and Southwestern regions of the United States.

WE BELIEVE THE FEDERAL RESERVE'S DILIGENCE WITH MONETARY POLICY WILL KEEP THE ECONOMY HEALTHY AND OUT OF A RECESSION WHICH WILL BENEFIT THE FUND OVER THE LONG TERM. The only downfall to lower rates going forward is that the fund may start to see a higher level of prepayments as people refinance their mortgages to lock in lower rates. We would then have to reinvest these proceeds into lower-yielding investments for the fund. To help offset some of this risk, the fund's



------------------------------------------------------------------------------
Geographical Distribution
------------------------------------------------------------------------------

We attempt to buy mortgage loans in many parts of the country to help avoid the risks of concentrating in one area. These percentages reflect principal value of whole loans as of November 30, 2000. Shaded areas without values indicate states in which the fund has invested less than 0.50% of its assets.

                       [MAP OF THE UNITED STATES]

Alabama
Alaska
Arizona               16%
Arkansas
California            3%
Colorado              4%
Connecticut
Delaware
Florida               1%
Georgia               2%
Hawaii
Idaho                 1%
Illinois              2%
Indiana
Iowa
Kansas
Kentucky
Louisiana             3%
Maine
Maryland
Massachusetts         1%
Michigan
Minnesota             11%
Mississippi
Missouri              2%
Montana
Nebraska
Nevada                5%
New Hampshire
New Jersey            1%
New Mexico            2%
New York
North Carolina
North Dakota
Ohio                  3%
Oklahoma              13%
Oregon
Pennsylvania
Rhode Island
South Carolina
South Dakota
Tennessee
Texas                 26%
Utah                  1%
Vermont
Virginia
Washington            3%
West Virginia
Wisconsin
Wyoming

------------------------------------------------------------------------------
  2 Annual Report 2000 - American Select Portfolio multifamily and commercial loans have prepayment penalties. In the past year the fund has received prepayment penalties totaling $447,483 from multifamily and commercial loan borrowers. A recession would be the most harmful environment for the fund as the risk of credit losses from loans defaulting would increase. The fund would suffer losses if the proceeds from the sales of foreclosed properties were less than the loan prices that the fund paid. Since inception, the fund has had net credit gains of $0.03 per share.

AT THE UPCOMING ANNUAL MEETING, WE WILL AGAIN ASK SHAREHOLDERS TO APPROVE THE FUND'S INVESTMENT IN THE PREFERRED STOCK OF REAL ESTATE INVESTMENT TRUST
(REIT) COMPANIES RATED INVESTMENT GRADE. REIT companies manage portfolios of real estate to earn profits for shareholders and their preferred stock pays out a specific dividend rate. We still see good values in this market and are asking shareholders to approve investing in these securities. We hope you will take a few minutes to read, vote on, and return the proxy you will receive in the mail. The proxy contains complete information about the proposal.

WE APPRECIATE YOUR INVESTMENT IN AMERICAN SELECT PORTFOLIO AND THE TRUST YOU HAVE PLACED IN OUR MANAGEMENT TEAM. In this volatile market and interest rate environment, we will remain diligent in monitoring the fund's holdings to avoid credit losses and maintain an attractive income stream.


------------------------------------------------------------------------------
VALUATION OF WHOLE LOAN INVESTMENTS

The fund's investments in whole loans (single-family, multifamily, and commercial), participation mortgages, and mortgage servicing rights are generally not traded in any organized market and therefore, market quotations are not readily available. These investments are valued at "fair value" according to procedures adopted by the fund's board of directors. Pursuant to these procedures, whole loan investments are initially valued at cost and their values are subsequently monitored and adjusted pursuant to a First American Asset Management pricing model designed to incorporate, among other things, the present value of the projected stream of cash flows on such investments. The pricing model takes into account a number of relevant factors including the projected rate of prepayments, the delinquency profile, the historical payment record, the expected yield at purchase, changes in prevailing interest rates, and changes in the real or perceived liquidity of whole loans, participation mortgages, or mortgage servicing rights, as the case may be. The results of the pricing model may be further subject to price ceilings due to the illiquid nature of the loans. Changes in prevailing interest rates, real or perceived liquidity, yield spreads, and credit worthiness are factored into the pricing model each week. Certain mortgage loan information is received on a monthly basis and includes, but is not limited to, the projected rate of prepayments, projected rate and severity of defaults, the delinquency profile, and the historical payment record. Valuations of whole loans are determined no less frequently than weekly.

POTENTIAL TENDER OFFER

The fund has completed two of three potential tender offers for up to 10% of the fund's shares. The first tender was in 1997 and the second in 1999. The next tender, for up to 10% of the fund's shares, may occur in late fourth quarter 2001. This tender offer would be at net asset value (NAV), less expenses of the tender offer, and is contingent upon the discount between the fund's market price and NAV per share exceeding five percent during the twelve weeks preceding September 30, 2001, and upon the board determining at the time that the tender offer continues to be in the best interest of the fund's shareholders.

------------------------------------------------------------------------------
  3  Annual Report 2000 - American Select Portfolio

               FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
                      STATEMENT OF ASSETS AND LIABILITIES  November 30, 2000
 ................................................................................

ASSETS:
Investments in securities at market value* (note 2)  .......    $181,394,209
Cash in bank on demand deposit  ............................         256,815
Accrued interest receivable  ...............................       1,163,055
Other Assets  ..............................................         120,834
                                                                ------------
  Total assets  ............................................     182,934,913
                                                                ------------

LIABILITIES:
Reverse repurchase agreements payable (note 2)  ............      45,586,000
Accrued investment management fee  .........................          55,771
Accrued administrative fee  ................................          22,404
Accrued interest  ..........................................         136,521
Other accrued expenses  ....................................          92,561
                                                                ------------
  Total liabilities  .......................................      45,893,257
                                                                ------------
  Net assets applicable to outstanding capital stock  ......    $137,041,656
                                                                ============

COMPOSITION OF NET ASSETS:
Capital stock and additional paid-in capital  ..............    $154,280,415
Undistributed net investment income  .......................         706,564
Accumulated net realized loss on investments  ..............     (18,280,500)
Unrealized appreciation of investments  ....................         335,177
                                                                ------------

  Total - representing net assets applicable to capital
    stock  .................................................    $137,041,656
                                                                ============

* Investments in securities at identified cost  ............    $181,059,032
                                                                ============

NET ASSET VALUE AND MARKET PRICE:
Net assets  ................................................    $137,041,656
Shares outstanding (authorized 1 billion shares of $0.01 par
  value)  ..................................................      10,662,195
Net asset value  ...........................................    $      12.85
Market price  ..............................................    $      11.50

                      SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

               4  2000 Annual Report - American Select Portfolio

--------------------------------------------------------------------------------

                      STATEMENT OF OPERATIONS  For the Year Ended November 30,
                      2000
 ................................................................................

INCOME:
Interest (net of interest expense of $3,248,935) ...........    $12,286,023
                                                                -----------

EXPENSES (NOTE 3):
Investment management fee  .................................        675,665
Administrative fee  ........................................        320,479
Custodian and accounting fees  .............................         64,533
Transfer agent fees  .......................................         22,560
Reports to shareholders  ...................................         62,370
Mortgage servicing fees  ...................................        173,610
Directors' fees  ...........................................          3,009
Audit and legal fees  ......................................         70,243
Other expenses  ............................................        139,812
                                                                -----------
  Total expenses  ..........................................      1,532,281
                                                                -----------

  Net investment income  ...................................     10,753,742
                                                                -----------

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
 (NOTE 4):
Net realized gain on investments in securities  ............        275,618
Net realized gain on real estate owned  ....................              7
                                                                -----------

  Net realized gain on investments  ........................        275,625
Net change in unrealized appreciation or depreciation of
  investments  .............................................      1,780,235
                                                                -----------

  Net gain on investments  .................................      2,055,860
                                                                -----------

    Net increase in net assets resulting from
      operations  ..........................................    $12,809,602
                                                                ===========

                      SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

               5  2000 Annual Report - American Select Portfolio

--------------------------------------------------------------------------------

                      STATEMENT OF CASH FLOWS  For the Year Ended November 30,
                      2000
 ................................................................................

CASH FLOWS FROM OPERATING ACTIVITIES:
Interest income ............................................    $12,286,023
Net expenses ...............................................     (1,532,281)
                                                                -----------
  Net investment income ....................................     10,753,742
                                                                -----------

Adjustments to reconcile net investment income to net cash
  provided by operating activities:
  Change in accrued interest receivable ....................        451,033
  Net amortization of bond discount and premium ............         (9,237)
  Change in accrued fees and expenses ......................         96,248
  Change in other assets ...................................          8,056
                                                                -----------
    Total adjustments ......................................        546,100
                                                                -----------

    Net cash provided by operating activities ..............     11,299,842
                                                                -----------

CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from sales of investments .........................     84,513,043
Purchases of investments ...................................    (79,404,291)
Net sales of short-term securities .........................     15,778,280
                                                                -----------

    Net cash provided by investing activities ..............     20,887,032
                                                                -----------

CASH FLOWS FROM FINANCING ACTIVITIES:
Net payments for reverse repurchase agreements .............     (5,389,000)
Retirement of fund shares ..................................    (15,069,231)
Distributions paid to shareholders .........................    (10,795,472)
                                                                -----------

    Net cash used by financing activities ..................    (31,253,703)
                                                                -----------
Net increase in cash .......................................        933,171
Cash at beginning of year ..................................       (676,356)
                                                                -----------

    Cash at end of year ....................................    $   256,815
                                                                ===========

Supplemental disclosure of cash flow information:
  Cash paid for interest on reverse
    repurchase agreements ..................................    $ 3,206,616
                                                                ===========

                      SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

               6  2000 Annual Report - American Select Portfolio

--------------------------------------------------------------------------------

                      STATEMENTS OF CHANGES IN NET ASSETS
 ................................................................................

                                                                 YEAR ENDED        YEAR ENDED
                                                                  11/30/00          11/30/99
                                                              ----------------  ----------------
OPERATIONS:
Net investment income  .....................................    $ 10,753,742      $ 12,075,812
Net realized gain on investments  ..........................         275,625            40,732
Net change in unrealized appreciation or depreciation of
  investments  .............................................       1,780,235        (3,223,536)
                                                                ------------      ------------

  Net increase in net assets resulting from operations  ....      12,809,602         8,893,008
                                                                ------------      ------------

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income  ................................     (10,795,472)      (12,480,291)
                                                                ------------      ------------

CAPITAL SHARE TRANSACTIONS (NOTE 6):
Decrease in net assets from capital share transactions  ....     (15,069,231)       (1,154,380)
                                                                ------------      ------------
  Total decrease in net assets  ............................     (13,055,101)       (4,741,663)

Net assets at beginning of year  ...........................     150,096,757       154,838,420
                                                                ------------      ------------

Net assets at end of year  .................................    $137,041,656      $150,096,757
                                                                ============      ============

Undistributed net investment income  .......................    $    706,564      $    748,294
                                                                ============      ============

                      SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

               7  2000 Annual Report - American Select Portfolio

               NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(1) ORGANIZATION
 ............................
                      American Select Portfolio Inc. (the fund) is registered under the Investment Company Act of 1940 (as amended) as a diversified, closed-end management investment company. The fund emphasizes investments in mortgage-related assets that directly or indirectly represent a participation in or are secured by and payable from mortgage loans. It may also invest in asset-backed securities, U.S. government securities, corporate debt securities, municipal obligations, unregistered securities and mortgage servicing rights. In addition, the fund may borrow using reverse repurchase agreements and revolving credit facilities. Fund shares are listed on the New York Stock Exchange under the symbol SLA.

(2) SUMMARY OF
    SIGNIFICANT
    ACCOUNTING
    POLICIES
 ............................
                      INVESTMENTS IN SECURITIES
                      Portfolio securities for which market quotations are readily available are valued at current market value. If market quotations or valuations are not readily available, or if such quotations or valuations are believed to be inaccurate, unreliable or not reflective of market value, portfolio securities are valued according to procedures adopted by the fund's board of directors in good faith at "fair value", that is, a price that the fund might reasonably expect to receive for the security or other asset upon its current sale.

                      The current market value of certain fixed income securities is provided by an independent pricing service. The pricing service may employ methodologies that utilize actual market transactions, broker-dealer supplied valuations, or other electronic data processing techniques. These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. Fixed income securities for which prices are not available from an independent pricing service but where an active market exists are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value.

                      The fund's investments in whole loans (single family, multifamily and commercial), participation mortgages and mortgage servicing rights are generally not traded in any organized market and therefore, market quotations are not readily available. These investments are valued at "fair value" according to procedures adopted by the fund's board of directors. Pursuant to these procedures, whole loan investments are initially valued at cost and their values are subsequently monitored and adjusted pursuant to a First American Asset Management pricing model designed to incorporate, among other things, the present value of the projected stream of cash flows on such investments. The pricing model takes into account a number of relevant factors including the projected rate of prepayments, the delinquency profile, the historical payment record, the expected yield at purchase, changes in prevailing interest rates, and changes in the real or perceived liquidity of whole loans, participation mortgages or mortgage servicing rights, as the case may be. The results of the pricing model may be further subject to price ceilings due to the illiquid nature of the loans. Changes in prevailing interest rates, real or perceived liquidity, yield spreads, and creditworthiness are factored into the pricing model each week.

--------------------------------------------------------------------------------

               8  2000 Annual Report - American Select Portfolio

--------------------------------------------------------------------------------

                      Certain mortgage loan information is received once a month. This information includes, but is not limited to, the projected rate of prepayments, projected rate and severity of defaults, the delinquency profile and the historical payment record. Valuations of whole loans, mortgage participations and mortgage servicing rights are determined no less frequently than weekly.

                      Securities transactions are accounted for on the date securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Interest income, including amortization of bond discount and premium, is recorded on an accrual basis.

                      WHOLE LOANS AND PARTICIPATION MORTGAGES
                      Whole loans and participation mortgages may bear a greater risk of loss arising from a default on the part of the borrower of the underlying loans than do traditional mortgage-backed securities. This is because whole loans and participation mortgages, unlike most mortgage-backed securities, generally are not backed by any government guarantee or private credit enhancement. Such risk may be greater during a period of declining or stagnant real estate values. In addition, the individual loans underlying whole loans and participation mortgages may be larger than the loans underlying mortgage-backed securities. With respect to participation mortgages, the fund generally will not be able to unilaterally enforce its rights in the event of a default, but rather will be dependent on the cooperation of the other participation holders.

                      At November 30, 2000, no loans were 60 days or more delinquent as to the timely monthly payment of principal. The fund does not record past due interest as income until received. The fund may incur certain costs and delays in the event of a foreclosure. Also, there is no assurance that the subsequent sale of the property will produce an amount equal to the sum of the unpaid principal balance of the loan as of the date the borrower went into default, the accrued unpaid interest and all of the foreclosure expenses. In this case, the fund may suffer a loss.

                      Real estate acquired through foreclosure, if any, is recorded at estimated fair value. The fund may receive rental or other income as a result of holding real estate. In addition, the fund may incur expenses associated with maintaining any real estate owned. On November 30, 2000, the fund owned no real estate.

                      REVERSE REPURCHASE AGREEMENTS
                      Reverse repurchase agreements involve the sale of a portfolio-eligible security by the fund, coupled with an agreement to repurchase the security at a specified date and price. Reverse repurchase agreements may increase volatility of the fund's net asset value and involve the risk that interest costs on money borrowed may exceed the return on securities purchased with that borrowed money. Reverse repurchase agreements are considered to be borrowings by the fund, and are subject to the fund's overall restriction on borrowing under which it must maintain asset coverage of at least 300%. For the year ended November 30, 2000, the average borrowings outstanding were $49,673,083 and the average rate was 6.27%.

--------------------------------------------------------------------------------

               9  2000 Annual Report - American Select Portfolio

--------------------------------------------------------------------------------

                      SECURITIES PURCHASED ON A WHEN-ISSUED BASIS
                      Delivery and payment for securities that have been purchased by the fund on a when-issued or forward-commitment basis can take place a month or more after the transaction date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The fund segregates, with its custodian, assets with a market value equal to the amount of its purchase commitments. The purchase of securities on a when-issued or forward-commitment basis may increase the volatility of the fund's net asset value if the fund makes such purchases while remaining substantially fully invested. As of November 30, 2000, the fund had no outstanding when-issued or forward commitments.

                      FEDERAL TAXES
                      The fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and not be subject to federal income tax. Therefore, no income tax provision is required. The fund also intends to distribute its taxable net investment income and realized gains, if any, to avoid the payment of any federal excise taxes.

                      The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains or losses were recorded by the funds.

                      DISTRIBUTIONS TO SHAREHOLDERS
                      Distributions from net investment income are made monthly and realized capital gains, if any, will be distributed at least annually. These distributions are recorded as of the close of business on the ex-dividend date. Such distributions are payable in cash or, pursuant to the fund's dividend reinvestment plan, reinvested in additional shares of the fund's capital stock. Under the plan, fund shares will be purchased in the open market unless the market price plus commissions exceeds the net asset value by 5% or more. If, at the close of business on the dividend payment date, the shares purchased in the open market are insufficient to satisfy the dividend reinvestment requirement, the fund will issue new shares at a discount of up to 5% from the current market price.

                      REPURCHASE AGREEMENTS AND OTHER SHORT-TERM SECURITIES
                      For repurchase agreements entered into with certain broker-dealers, the fund, along with other affiliated registered investment companies, may transfer uninvested cash balances into a joint trading account, the daily aggregate of which is invested in repurchase agreements secured by U.S. government or agency obligations. Securities pledged as collateral for all individual and joint repurchase agreements are held by the fund's custodian bank until maturity of the repurchase agreement. Provisions for all agreements ensure that the daily market value of the collateral is in excess of the repurchase amount, including accrued interest, to protect the fund in the event of a default. In addition to repurchase agreements, the fund may invest in money market funds advised by the fund's advisor.

--------------------------------------------------------------------------------

               10  2000 Annual Report - American Select Portfolio

--------------------------------------------------------------------------------

                      USE OF ESTIMATES
                      The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from these estimates.

(3) EXPENSES
 ............................
                      INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES
                      The fund has entered into the following agreements with U.S. Bank National Association (U.S. Bank) acting through its division, First American Asset Management (the advisor and administrator):

                      The investment advisory agreement provides the advisor with a monthly investment management fee in an amount equal to an annualized rate of 0.50% of the fund's average weekly net assets. For its fee, the advisor provides investment advice and conducts the management and investment activity of the fund.

                      The administration agreement provides the administrator with a monthly fee based on an annual percentage of the fund's average weekly net assets (computed by subtracting liabilities from the value of the total assets of the fund). For its fee, the administrator provides reporting, regulatory and record-keeping services for the fund. For the fiscal period from December 1, 1999 through December 31, 1999, the fund paid the administrator a monthly fee in an amount equal to an annual rate of 0.20% of the fund's average weekly net assets. Effective January 1, 2000, the administrator's fee increased to an annual rate of 0.25% of the fund's average weekly net assets. The new administrative fee includes 0.05% for accounting expenses which were previously charged to and paid separately by the fund.

                      MORTGAGE SERVICING FEES
                      The fund enters into mortgage servicing agreements with mortgage servicers for whole loans and participation mortgages. For a fee, mortgage servicers maintain loan records, such as insurance and taxes and the proper allocation of payments between principal and interest.

                      OTHER FEES AND EXPENSES
                      In addition to the investment management, administrative and mortgage servicing fees, the fund is responsible for paying most other operating expenses, including: outside directors' fees and expenses; custodian fees; registration fees; printing and shareholder reports; transfer agent fees and expenses; legal, auditing and accounting services; insurance; interest; expenses related to real estate owned; fees to outside parties retained to assist in conducting due diligence; taxes and other miscellaneous expenses.

                      During the year ended November 30, 2000, the fund paid $25,246 for custody services to U.S. Bank.

(4) INVESTMENT
    SECURITY
    TRANSACTIONS
 ............................
                      Cost of purchases and proceeds from sales of securities and real estate, other than temporary investments in short-term securities, for the year ended November 30, 2000 aggregated $79,413,528 and $84,513,043, respectively.
                      Included in proceeds from sales are $5,721,405 from sales of real estate owned and $447,483 from prepayment penalties.
--------------------------------------------------------------------------------

               11  2000 Annual Report - American Select Portfolio

--------------------------------------------------------------------------------

(5) CAPITAL LOSS
    CARRYOVER
 ............................
                      For federal income tax purposes, the fund had capital loss carryovers at November 30, 2000, which, if not offset by subsequent capital gains, will expire on the fund's fiscal year-ends as indicated below. It is unlikely the board of directors will authorize a distribution of any net realized capital gains until the available capital loss carryovers have been offset or expire.

                        CAPITAL LOSS
                         CARRYOVER        EXPIRATION
                       --------------     ----------
                       $   4,790,815          2002
                          13,489,685          2003
                       -------------
                       $  18,280,500
                       =============

(6) CAPITAL SHARE
    TRANSACTIONS
 ............................
                      RETIREMENT OF FUND SHARES
                      The fund's board of directors has approved continuation of the plan to repurchase shares of the fund in the open market and retire those shares. Repurchases may only be made when the previous day's closing market value was at a discount from net asset value (NAV). Daily repurchases are limited to 25% of the previous four weeks average daily trading volume on the New York Stock Exchange. Under the current plan, cumulative repurchases in the fund cannot exceed 597,784 shares (5% of the outstanding shares as of September 9, 1998).

                      Pursuant to the plan, the fund repurchased and retired the following:

                                                                                   WEIGHTED AVERAGE
                          YEAR                   % OUTSTANDING                      DISCOUNT FROM
                         ENDED        SHARES        SHARES            COST               NAV
                       ----------    --------    -------------    -------------    ----------------
                        11/30/99      96,200             0.81%    $  1,154,380               7.48%

                      No shares were repurchased during the current fiscal year.

                      REPURCHASE OFFER
                      During the last fiscal year, the fund completed an offer to shareholders to repurchase up to 10% of its outstanding shares at net asset value. The deadline for submitting shares for repurchase was 5:00 p.m. Eastern Time on November 29, 1999. The repurchase price was determined on December 6, 1999, at the close of regular trading on the New York Stock Exchange (4 p.m. Eastern Time). The percentage of outstanding shares repurchased, the number of shares repurchased, the repurchase price per share (net asset value less two cents per share repurchase fee) and proceeds paid by the fund on December 10, 1999, were as follows:

                         PERCENTAGE         SHARES        REPURCHASE       PROCEEDS
                        REPURCHASED       REPURCHASED       PRICE            PAID
                       --------------    -------------    ----------    --------------
                                 10%        1,184,688      $  12.70     $  15,045,538

(7) PENDING
    ACQUISITION
 ............................
                      On October 4, 2000, U.S. Bancorp, the parent company of the fund's investment advisor, announced that it had entered into an agreement to be acquired by Firstar Corporation. It is anticipated that this acquisition will be completed in the first quarter of 2001, subject to regulatory approval, the approval of U.S. Bancorp shareholders and the satisfaction of customary closing conditions.

--------------------------------------------------------------------------------

               12  2000 Annual Report - American Select Portfolio

--------------------------------------------------------------------------------

(8) FINANCIAL
    HIGHLIGHTS
 ............................
                      Per-share data for a share of capital stock outstanding throughout each period and selected information for each period are as follows:

                      AMERICAN SELECT PORTFOLIO

                                            Year      Year         Year         Year      Year
                                           Ended     Ended        Ended        Ended     Ended
                                          11/30/00  11/30/99   11/30/98(d)    11/30/97  11/30/96
                                          --------  --------  --------------  --------  --------
PER-SHARE DATA
Net asset value, beginning
  of period ............................   $12.67    $12.96       $12.88       $12.66    $12.86
                                           ------    ------       ------       ------    ------
Operations:
  Net investment income ................     1.01      1.02         1.06         1.05      1.02
  Net realized and unrealized gains
    (losses) on investments ............     0.18     (0.26)        0.12         0.21     (0.14)
                                           ------    ------       ------       ------    ------
    Total from operations ..............     1.19      0.76         1.18         1.26      0.88
                                           ------    ------       ------       ------    ------
Distributions to shareholders:
  From net investment income ...........    (1.01)    (1.05)       (1.10)       (1.04)    (1.08)
                                           ------    ------       ------       ------    ------
Net asset value, end of period .........   $12.85    $12.67       $12.96       $12.88    $12.66
                                           ======    ======       ======       ======    ======
Per-share market value, end of
  period ...............................   $11.50    $11.69       $12.13       $11.75    $11.00
                                           ======    ======       ======       ======    ======
SELECTED INFORMATION
Total return, net asset value (a) ......     9.87%     6.03%        9.51%       10.44%     7.27%
Total return, market value (b) .........     7.49%     5.21%       13.12%       16.97%    10.53%
Net assets at end of period
  (in millions) ........................   $  137    $  150       $  155       $  171    $  168
Ratio of expenses to average weekly net
  assets including interest expense ....     3.55%     3.28%        3.34%        3.56%     3.30%
Ratio of expenses to average weekly net
  assets excluding interest expense ....     1.14%     1.11%        1.09%        1.07%     1.03%
Ratio of net investment income to
  average weekly net assets ............     7.98%     7.88%        8.08%        8.36%     8.11%
Portfolio turnover rate (excluding
  short-term securities) ...............       44%       24%          41%          86%       30%
Amount of borrowings outstanding at end
  of period (in millions) ..............   $   46    $   51       $   57       $   68    $   65
Per-share amount of borrowings
  outstanding at end of period .........   $ 4.28    $ 4.30       $ 4.77       $ 5.12    $ 4.91
Per-share amount of net assets,
  excluding borrowings, at end
  of period ............................   $17.13    $16.97       $17.73       $18.00    $17.57
Asset coverage ratio (c) ...............      401%      394%         372%         352%      358%

(a) ASSUMES REINVESTMENT OF DISTRIBUTIONS AT NET ASSET VALUE AND DOES NOT REFLECT A SALES CHARGE.
(b) ASSUMES REINVESTMENT OF DISTRIBUTIONS AT ACTUAL PRICES PURSUANT TO THE FUND'S DIVIDEND REINVESTMENT PLAN.
(c) REPRESENTS NET ASSETS, EXCLUDING BORROWINGS, AT END OF PERIOD DIVIDED BY BORROWINGS OUTSTANDING AT END OF PERIOD.
(d) EFFECTIVE AUGUST 10, 1998, THE ADVISOR WAS CHANGED FROM PIPER CAPITAL TO U.S. BANK.

--------------------------------------------------------------------------------

               13  2000 Annual Report - American Select Portfolio

                           INVESTMENTS IN SECURITIES
--------------------------------------------------------------------------------


AMERICAN SELECT PORTFOLIO                                                     November 30, 2000
 .................................................................................................................

                                                             Date                                        Market
Description of Security                                    Acquired   Par Value          Cost          Value (a)
---------------------------------------------------------  --------  -----------     ------------     ------------
(PERCENTAGES OF EACH INVESTMENT CATEGORY RELATE TO TOTAL NET ASSETS)

U.S. GOVERNMENT AND AGENCY SECURITIES (28.8%):
  U.S. AGENCY MORTGAGE-BACKED SECURITIES (28.8%):
    FIXED RATE (28.8%):
      7.50%, FHLMC, 12/1/29 .............................  1/25/00   $13,347,018(b)  $ 13,084,227     $ 13,451,258
      6.50%, FNMA, 6/1/29 ...............................   5/4/99    16,605,426(b)    16,485,662       16,138,481
      7.50%, FNMA, 5/1/30 ...............................   5/9/00     4,836,913(b)     4,666,559        4,870,191
      8.00%, FNMA, 5/1/30 ...............................   5/9/00     4,875,239(b)     4,810,803        4,969,721
                                                                                     ------------     ------------
                                                                                       39,047,251       39,429,651
                                                                                     ------------     ------------

        Total U.S. Government and Agency Securities  ....                              39,047,251       39,429,651
                                                                                     ------------     ------------
WHOLE LOANS AND PARTICIPATION MORTGAGES (C,D,E) (102.8%):
  COMMERCIAL LOANS (30.7%):
      Advanced Circuits and Hopkins II Business Center,
        8.61%, 10/1/02 ..................................   9/2/99     3,730,375        3,730,375        3,771,622
      Broadway Place, 8.90%, 6/1/01 .....................  12/15/97    3,379,606        3,379,606        2,983,140
      Case Business Park, 10.70%, 6/1/02 ................  5/20/99     3,559,965        3,559,570        3,631,164
      Community Coffee Office Building,
        8.80%, 6/1/01 ...................................  10/3/97     4,543,438        4,543,438        4,588,872
      Corporate Center Northborough, 7.85%, 10/1/03 .....   9/9/98     4,928,289        4,915,968        4,887,954
      Galtier Plaza, 9.19%, 3/1/05 .                        2/2/00     4,961,014        4,961,014        5,185,059
      Oasis at the Waterfront, 10.06%, 5/1/01 ...........  4/30/97     1,611,685        1,611,686        1,611,686
      Parkway Business Center, 7.65%, 11/1/03 ...........  10/22/98    3,717,087        3,717,087        3,671,985
      Rodeo Shops, 9.03%, 6/1/07                           5/29/97     1,293,699        1,293,699        1,332,160
      The Kislak Building, 9.38%, 7/1/02 ................  6/17/97     1,678,619        1,678,619        1,712,191
      Valley Centre Community Pool, 10.05%, 9/1/02 ......  8/22/00     6,000,000        6,000,000        6,060,000
      Victory Packaging Facility, 7.90%, 6/1/13 .........  5/27/98     2,655,555        2,655,555        2,641,327
                                                                                     ------------     ------------
                                                                                       42,046,617       42,077,160
                                                                                     ------------     ------------

  MULTIFAMILY LOANS (72.0%):
      Bryant Square Apartments, 8.00%, 4/1/01 ...........  3/15/94     1,103,547(b)     1,088,587        1,123,663
      Candlelite Apartments, 8.63%, 3/1/01 ..............  2/28/94     1,461,009        1,450,422        1,470,285
      Cape Cod Apartments, 7.28%, 2/1/08 ................  1/16/98     1,798,912(b)     1,798,912        1,765,182
      Casa Del Vista Apartments, 8.63%, 1/1/01 ..........  12/30/93    2,011,845(b)     1,999,447        2,011,845
      Castle Arms Apartments, 8.00%, 4/1/06 .............  3/19/99       979,184          979,184          995,145
      Centre Court, White Oaks, and Green Acres
        Apartments, 8.65%, 1/1/09 .......................  12/30/98    4,058,286(b)     4,058,286        4,261,200

                                                             Date                                        Market
Description of Security                                    Acquired   Par Value          Cost          Value (a)
---------------------------------------------------------  --------  -----------     ------------     ------------
      Chapel Hill Apartments, 8.38%, 8/1/01 .............  7/29/94   $   881,730     $    873,628     $    914,337
      Cottonwood Villas Apartments, 9.09%, 10/1/01 ......  9/24/98     1,645,000(b)     1,628,550        1,616,788
      El Conquistador Apartments, 7.65%, 4/1/09 .........  3/24/99     2,858,766(b)     2,858,766        2,855,711
      Evergreen, Northview, Greenwood and Fern Court
        Apartments, 9.40%, 6/1/05 .......................  5/22/00     4,592,193        4,592,193        4,821,803
      Foothills West Apartments, 8.63%, 2/1/01 ..........   2/1/94     2,054,361(b)     2,040,806        2,057,132
      Greenwood Residences, 7.63%, 4/1/08 ...............  3/12/98     2,342,070(b)     2,342,070        2,327,476
      Hidden Colony Apartments, 7.90%, 4/1/01 ...........  3/22/94     3,121,560(b)     3,099,633        3,161,991
      Hill Street Apartments, 11.38%, 3/1/08 ............  3/24/00     1,196,542        1,196,542        1,219,802
      Hunters Meadow Apartments, 8.18%, 2/1/03 ..........  1/18/96     4,974,676        4,921,675        5,026,194
      Lakeville Apartments, 7.90%, 5/1/08 ...............  4/24/98     2,461,279(b)     2,461,278        2,477,680
      LaPrada and Club at Springlake Apartments,
        7.53%, 9/1/03 ...................................  8/27/98    14,508,214(b)    14,508,214       12,886,479
      Meadow Glenn Apartments, 8.38%, 2/1/07 ............  1/30/97     2,250,659(b)     2,250,659        2,326,961
      Meadow Glenn Apartments II, 12.88%, 2/1/07 ........  6/28/99       398,411          398,411          418,332
      Oak Valley, Canyon Creek and Regional
        Apartments I, 9.19%, 10/1/01 ....................  9/30/98     5,956,430        5,956,429        6,015,994
      Park Vista Apartments, 8.58%, 9/1/05 ..............  8/30/00     2,200,000        2,200,000        2,290,006
      Presidio Apartments, 9.55%, 8/1/05 ................  7/10/00     8,500,000        8,415,000        8,160,424
      Revere Apartments, 7.28%, 5/9/01 ..................  4/22/99     1,281,323        1,281,323        1,245,978
      Sheridan Ponds Apartments, 8.63%, 1/1/07 ..........  12/18/96    7,200,016(b)     7,164,016        7,524,204
      Sierra Vista Apartments, 9.38%, 2/1/01 ............  1/18/94     1,310,425(b)     1,297,321        1,314,157
      Sierra Vista Square Apartment I, 9.62%, 2/1/01 ....  5/16/00     4,450,000        4,450,000        4,583,500
      Sierra Vista Square Apartment II,
        11.88%, 6/1/03 ..................................  5/16/00       590,000          590,000          509,879
      Somerset Place Apartments, 8.88%, 4/1/04 ..........   4/8/94     2,224,031(b)     2,207,350        2,282,936
      The Oaks of Lake Bluff Apartments,
        8.65%, 4/1/01 ...................................   3/8/94     2,628,720(b)     2,601,964        2,646,514
      Willow Creek Apartments, 8.43%, 2/1/07 ............  1/30/97     5,687,149(b)     5,687,149        5,892,740
      Willow Creek Apartments II, 12.88%, 2/1/07 ........  6/28/99       597,617          597,617          627,498

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

--------------------------------------------------------------------------------

               14  2000 Annual Report - American Select Portfolio

--------------------------------------------------------------------------------

AMERICAN SELECT PORTFOLIO
(CONTINUED)

                                                             Date      Shares/                           Market
Description of Security                                    Acquired   Par Value          Cost          Value (a)
---------------------------------------------------------  --------  -----------     ------------     ------------
      Woodvine Park Condominiums, 8.48%, 4/1/10 .........  3/31/00   $ 1,794,108     $  1,794,108     $  1,883,814
                                                                                     ------------     ------------
                                                                                       98,789,540       98,715,650
                                                                                     ------------     ------------

  SINGLE FAMILY LOANS (0.1%):
      Norwest IX, 7.74%, 5/1/22 .........................  8/29/97        58,363           57,750           53,874
                                                                                     ------------     ------------

        Total Whole Loans and Participation Mortgages
          (c,d,e)  ......................................                             140,893,907      140,846,684
                                                                                     ------------     ------------

RELATED PARTY MONEY MARKET FUND (0.8%):
      First American Prime Obligations Fund .............  11/30/00    1,117,874(f)     1,117,874        1,117,874
                                                                                     ------------     ------------

        Total Investments in Securities (g)  ............                            $181,059,032     $181,394,209
                                                                                     ============     ============

NOTES TO INVESTMENTS IN SECURITIES:
(a) SECURITIES ARE VALUED IN ACCORDANCE WITH PROCEDURES DESCRIBED IN NOTE 2 TO THE FINANCIAL STATEMENTS.
(b) ON NOVEMBER 30, 2000, SECURITIES VALUED AT $97,962,310 WERE PLEDGED AS COLLATERAL FOR THE FOLLOWING OUTSTANDING REVERSE REPURCHASE AGREEMENTS:

                                                                   NAME OF
                                                                   BROKER
                    ACQUISITION                     ACCRUED    AND DESCRIPTION
        AMOUNT         DATE      RATE*     DUE      INTEREST    OF COLLATERAL
      -----------   -----------  -----   --------   --------   ---------------
      $12,871,000    11/15/00    6.58%   12/15/00   $ 37,639          (1)
       15,310,000    11/15/00    6.58%   12/15/00     44,772          (1)
        4,000,000    11/15/00    7.49%   12/15/00     13,324          (2)
        2,500,000    11/15/00    7.49%   12/15/00      8,327          (2)
        1,500,000    11/15/00    7.49%   12/15/00      4,996          (2)
        4,640,000    11/15/00    6.57%   12/15/00     13,549          (3)
        4,765,000    11/15/00    6.57%   12/15/00     13,914          (3)
      -----------                                   --------
      $45,586,000                                   $136,521
      ===========                                   ========

    * INTEREST RATE AS OF NOVEMBER 30, 2000. RATES ARE BASED ON THE LONDON INTERBANK OFFERED RATE (LIBOR) AND RESET MONTHLY.

    NAME OF BROKER AND DESCRIPTION OF COLLATERAL:
             (1) MORGAN STANLEY DEAN WITTER;
                FHLMC, 7.50%, 12/1/29, $13,347,018 PAR
                FNMA, 6.50%, 6/1/29, $16,605,426 PAR
             (2) MORGAN STANLEY DEAN WITTER;
                BRYANT SQUARE APARTMENTS, 8.00%, 4/1/01, $1,103,547 PAR
                CAPE COD APARTMENTS, 7.28%, 2/1/08, $1,798,912 PAR
                CASA DEL VISTA APARTMENTS, 8.63%, 1/1/01, $2,011,845 PAR
                CENTRE COURT, WHITE OAKS AND GREEN ACRES APARTMENTS, 8.65%,
             1/1/09, $4,058,286 PAR
                COTTONWOOD VILLAS APARTMENTS, 9.09%, 10/1/01, $1,645,000 PAR
                EL CONQUISTADOR APARTMENTS, 7.65%, 4/1/09, 2,858,766 PAR FOOTHILLS WEST APARTMENTS, 8.63%, 2/1/01, $2,054,361 PAR GREENWOOD RESIDENCES, 7.63%, 4/1/08, $2,342,070 PAR
                HIDDEN COLONY APARTMENTS, 7.90%, 4/1/01, $3,121,560 PAR LAKEVILLE APARTMENTS, 7.90%, 5/1/08, $2,461,279 PAR
                LAPRADA AND CLUB AT SPRINGLAKE APARTMENTS, 7.53%, 9/1/03, $14,508,214 PAR
                MEADOW GLENN APARTMENTS I, 8.38%, 2/1/07, $2,250,659 PAR SHERIDAN PONDS APARTMENTS, 8.63%, 1/1/07, $7,200,016 PAR
                SIERRA VISTA APARTMENTS, 9.38%, 2/1/01, $1,310,425 PAR
                SOMERSET PLACE APARTMENTS, 8.88%, 4/1/04, $2,224,031 PAR
                THE OAKS OF LAKE BLUFF APARTMENTS, 8.65%, 4/1/01, $2,628,720
             PAR
                WILLOW CREEK APARTMENTS, 8.43%, 2/1/07, $5,687,149 PAR
             (3) NOMURA;
                FNMA, 7.50%, 5/1/30, $4,836,913 PAR
                FNMA, 8.00%, 5/1/30, $4,875,239 PAR
    (c) INTEREST RATES ON COMMERCIAL AND MULTIFAMILY LOANS ARE THE RATES IN EFFECT ON NOVEMBER 30, 2000. INTEREST RATES AND MATURITY DATES DISCLOSED ON SINGLE FAMILY LOANS REPRESENT THE WEIGHTED AVERAGE COUPON AND WEIGHTED AVERAGE MATURITY FOR THE UNDERLYING MORTGAGE LOANS AS OF NOVEMBER 30, 2000.
    (d) COMMERCIAL AND MULTIFAMILY LOANS ARE DESCRIBED BY THE NAME OF THE MORTGAGED PROPERTY. POOLS OF SINGLE FAMILY LOANS ARE DESCRIBED BY THE NAME OF THE INSTITUTION FROM WHICH THE LOANS WERE PURCHASED. THE GEOGRAPHICAL LOCATION OF THE MORTGAGED PROPERTIES AND, IN THE CASE OF SINGLE FAMILY, THE NUMBER OF LOANS, IS PRESENTED BELOW.

    COMMERCIAL LOANS:
             ADVANCED CIRCUITS AND HOPKINS II BUSINESS CENTER - HOPKINS, MN BROADWAY PLACE - ALBUQUERQUE, NM
             CASE BUSINESS PARK - PHOENIX, AZ
             COMMUNITY COFFEE OFFICE BUILDING - BATON ROUGE, LA
             CORPORATE CENTER NORTHBOROUGH - HOUSTON, TX
             GALTIER PLAZA - ST. PAUL, MN
             OASIS AT THE WATERFRONT - SCOTTSDALE, AZ
             PARKWAY BUSINESS CENTER - POWAY, CA
             RODEO SHOPS - MIAMI, FL
             THE KISLAK BUILDING - WOODBRIDGE TOWNSHIP, NJ
             VALLEY CENTRE COMMUNITY POOL - IRVING, TX
             VICTORY PACKAGING FACILITY - PHOENIX, AZ

    MULTIFAMILY LOANS:
             BRYANT SQUARE APARTMENTS - EDMUND, OK
             CANDLELITE APARTMENTS - GRANDVIEW, MO
             CAPE COD APARTMENTS - OKLAHOMA CITY, OK
             CASA DEL VISTA APARTMENTS - CARSON CITY, NV
             CASTLE ARMS APARTMENTS - AUSTIN, TX
             CENTRE COURT, WHITE OAKS AND GREEN ACRES APARTMENTS - NORTH CANTON
               AND MASSILLON, OH
             CHAPEL HILL APARTMENTS - KANSAS CITY, MO
             COTTONWOOD VILLAS APARTMENTS - MESA, AZ
             EL CONQUISTADOR APARTMENTS - TUCSON, AZ
             EVERGREEN, NORTHVIEW, GREENWOOD AND FERN COURT APARTMENTS -
               BUFFALO, MN
             FOOTHILLS WEST APARTMENTS - EL PASO, TX
             GREENWOOD RESIDENCES - MITON, WA
             HIDDEN COLONY APARTMENTS - DORAVILLE, GA
             HILL STREET APARTMENTS - LITTLETON, CO
             HUNTERS MEADOWS APARTMENTS - COLORADO SPRINGS, CO
             LAKEVILLE APARTMENTS - LAKEVILLE, MN
             LAPRADA AND CLUB AT SPRINGLAKE APARTMENTS - MESQUITE AND HAMILTON
               CITY, TX
             MEADOW GLENN APARTMENTS I - MIDWEST CITY, OK
             MEADOW GLENN APARTMENTS II - MIDWEST CITY, OK
             OAK VALLEY, CANYON CREEK AND REGIONAL APARTMENTS - ARLINGTON,
               DALLAS & GRAPEVINE, TX
             PARK VISTA APARTMENTS - REDMOND, WA
             PRESIDIO APARTMENTS - SCOTTSDALE, AZ
             REVERE APARTMENTS - REVERE, MA
             SHERIDAN PONDS APARTMENTS - TULSA, OK

--------------------------------------------------------------------------------

               15  2000 Annual Report - American Select Portfolio

--------------------------------------------------------------------------------
             SIERRA VISTA APARTMENTS - BOISE, ID
             SIERRA VISTA SQUARE APARTMENTS I - LAS VEGAS, NV
             SIERRA VISTA SQUARE APARTMENTS II - LAS VEGAS, NV
             SOMERSET PLACE APARTMENTS - TUCSON, AZ
             THE OAKS OF LAKE BLUFF APARTMENTS - LAKE BLUFF, IL
             WILLOW CREEK APARTMENTS - MIDWEST CITY, OK
             WILLOW CREEK APARTMENTS II - MIDWEST CITY, OK
             WOODVINE PARK CONDOMINIUMS - HOUSTON, TX

    SINGLE FAMILY LOANS:
             NORWEST IX - 1 LOAN, TACOMA, WA

    (e) SECURITIES PURCHASED AS PART OF A PRIVATE PLACEMENT WHICH HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933 AND ARE CONSIDERED TO BE ILLIQUID. ON NOVEMBER 30, 2000, THE TOTAL MARKET VALUE OF THESE INVESTMENTS WAS $140,846,684 OR 102.8% OF TOTAL NET ASSETS.
    (f) THIS MONEY MARKET FUND IS ADVISED BY U.S. BANK WHO ALSO SERVES AS ADVISOR FOR THIS FUND. SEE NOTE 2 IN THE NOTES TO FINANCIAL STATEMENTS.
    (g) ON NOVEMBER 30, 2000. THE COST OF INVESTMENTS IN SECURITIES FOR INCOME TAX PURPOSES WAS $181,059,032. THE AGGREGATE GROSS UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENTS IN SECURITIES OWNED, BASED ON THIS COST WERE AS FOLLOWS:

      GROSS UNREALIZED APPRECIATION.......  $ 3,224,962
      GROSS UNREALIZED DEPRECIATION.......   (2,889,785)
                                            -----------
      NET UNREALIZED APPRECIATION.........  $   335,177
                                            ===========

--------------------------------------------------------------------------------

               16  2000 Annual Report - American Select Portfolio

                 INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

                      THE BOARD OF DIRECTORS AND SHAREHOLDERS
                      AMERICAN SELECT PORTFOLIO INC.

                      We have audited the accompanying statement of assets and liabilities of American Select Portfolio Inc., including the schedule of investments in securities, as of November 30, 2000, and the related statements of operations and cash flows for the year then ended and, the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and the financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the three years in the period ended November 30, 1998, were audited by other auditors whose report dated January 8, 1999, expressed an unqualified opinion.

                      We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included examination or confirmation of securities owned as of November 30, 2000, with the custodians. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

                      In our opinion, the 2000 and 1999 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Select Portfolio Inc. at November 30, 2000, and the results of its operations and its cash flows for the year then ended, and changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                                           /s/ ERNST & YOUNG LLP

                      Minneapolis, Minnesota
                      January 8, 2001

--------------------------------------------------------------------------------

               17  2000 Annual Report - American Select Portfolio

               SHAREHOLDER UPDATE
--------------------------------------------------------------------------------

                      ANNUAL MEETING RESULTS
                      An annual meeting of the fund's shareholders was held on August 3, 2000. Each matter voted upon at that meeting, as well as the number of votes cast for, against or withheld, the number of abstentions, and the number of broker non-votes with respect to such matters, are set forth below.

                      (1) The fund's shareholders elected to decrease the size
                          of its Board of Directors to eight directors. The following votes were cast regarding this matter:

                          SHARES             SHARES             BROKER
                        VOTED "FOR"      VOTED "AGAINST"      ABSTENTIONS     NON-VOTES
                       -------------    -----------------    -------------    ----------
                          9,893,417           107,618           182,030              --

                      (2) The fund's shareholders elected the following
                          directors:

                                                                   SHARES        SHARES WITHHOLDING
                                                                VOTED "FOR"      AUTHORITY TO VOTE
                                                               --------------    ------------------
                       Robert J. Dayton ...................        9,998,571           184,495
                       Roger A. Gibson ....................        9,998,571           184,495
                       Andrew M. Hunter III ...............        9,998,571           184,495
                       Leonard W. Kedrowski ...............        9,998,571           184,495
                       John M. Murphy, Jr. ................        9,998,571           184,495
                       Robert L. Spies ....................        9,998,571           184,495
                       Joseph D. Strauss ..................        9,997,371           185,695
                       Virginia L. Stringer ...............        9,994,344           188,722

                      (3) The fund's shareholders ratified the selection by the
                          fund's Board of Directors of Ernst & Young as the independent public accountants for the fund for the fiscal year ending November 30, 2000. The following votes were cast regarding this matter:

                          SHARES             SHARES             BROKER
                        VOTED "FOR"      VOTED "AGAINST"      ABSTENTIONS     NON VOTES
                       -------------    -----------------    -------------    ----------
                          9,978,487            55,363           149,216              --

                      (4) The fund's shareholders voted on a proposal to change
                          the fund's investment restriction governing investments in real estate. This proposal did not pass. The following votes were cast regarding this matter:

                          SHARES             SHARES             BROKER
                        VOTED "FOR"      VOTED "AGAINST"      ABSTENTIONS     NON VOTES
                       -------------    -----------------    -------------    ----------
                          3,791,163         2,031,010           265,926              --

                      SHARE REPURCHASE PROGRAM
                      Your fund's board of directors has approved the continuation of the fund's share repurchase program, which enables the fund to "buy back" shares of its common stock in the open market. Repurchases may only be made when the previous day's closing market price per share was at a discount from net asset value. Cumulative repurchases under the program cannot exceed 5% of the fund's outstanding shares as of September 9, 1998 (597,784 shares).

                      WHAT EFFECT WILL THIS PROGRAM HAVE ON SHAREHOLDERS? We do not expect any adverse impact on the advisor's ability to manage the fund. Because

--------------------------------------------------------------------------------

               18  2000 Annual Report - American Select Portfolio

--------------------------------------------------------------------------------

                      repurchases will be at a price below net asset value, remaining shares outstanding may experience a slight increase in net asset value per share. Although the effect of share repurchases on the market price is less certain, the board of directors believes the program may have a favorable effect on the market price of fund shares. We do not anticipate any material increase in the fund's expense ratio.

                      WHEN WILL SHARES BE REPURCHASED?
                      Share repurchases may be made from time to time and may be discontinued at any time. Share repurchases are not mandatory when fund shares are trading at a discount from net asset value; all repurchases will be at the discretion of the fund's investment advisor. The board of directors' decision whether to continue the share repurchase program will be reported in the next shareholder report.

                      HOW WILL SHARES BE REPURCHASED?
                      We expect to finance the repurchase of shares by liquidating portfolio securities or using current cash balances. We do not anticipate borrowing in order to finance share repurchases.

                      TERMS AND CONDITIONS OF THE DIVIDEND REINVESTMENT PLAN
                      As a shareholder, you may choose to participate in the Dividend Reinvestment Plan. It's a convenient and economical way to buy additional shares of the fund by automatically reinvesting dividends and capital gains. The plan is administered by EquiServe, the plan agent.

                      ELIGIBILITY/PARTICIPATION
                      You may join the plan at any time. Reinvestment of distributions will begin with the next distribution paid, provided your request is received at least 10 days before the record date for that distribution.

                      If your shares are in certificate form, you may join the plan directly and have your distributions reinvested in additional shares of the fund. To enroll in this plan, call EquiServe at 1-800-543-1627. If your shares are registered in your brokerage firm's name or another name, ask the holder of your shares how you may participate.

                      Banks, brokers or nominees, on behalf of their beneficial owners who wish to reinvest dividend and capital gains distributions, may participate in the plan by informing EquiServe at least 10 days before the next dividend and/or capital gains distribution.

                      PLAN ADMINISTRATION
                      Beginning no more than 5 business days before the dividend payment date, EquiServe will buy shares of the fund on the New York Stock Exchange (NYSE) or elsewhere on the open market only when the price of the fund's shares on the NYSE plus commissions is at less than a 5% premium over the fund's most recently calculated net asset value (NAV) per share. If, at the close of business on the dividend payment date, the shares purchased in the open market are insufficient to satisfy the dividend reinvestment requirement, EquiServe will accept payment of the dividend,

--------------------------------------------------------------------------------

               19  2000 Annual Report - American Select Portfolio

--------------------------------------------------------------------------------
                      or the remaining portion, in authorized but unissued shares of the fund. These shares will be issued at a per-share price equal to the higher of (a) the NAV per share as of the close of business on the payment date or
                      (b) 95% of the closing market price per share on the payment date.

                      By participating in the dividend reinvestment plan, you may receive benefits not available to shareholders who elect not to participate. For example, if the market price plus commissions of the fund's shares is 5% or more above the NAV, you will receive shares at a discount of up to 5% from the current market value. However, if the market price plus commissions is below the NAV, you will receive distributions in shares with an NAV greater than the value of any cash distributions you would have received.

                      There is no direct charge for reinvestment of dividends and capital gains, since EquiServe fees are paid for by the fund. However, if fund shares are purchased in the open market, each participant pays a pro rata portion of the brokerage commissions. Brokerage charges are expected to be lower than those for individual transactions because shares are purchased for all participants in blocks. As long as you continue to participate in the plan, distributions paid on the shares in your account will be reinvested.

                      EquiServe maintains accounts for plan participants holding shares in certificate form and will furnish written confirmation of all transactions, including information you need for tax records. Reinvested shares in your account will be held by EquiServe in noncertificated form in your name.

                      TAX INFORMATION
                      Distributions invested in additional shares of the fund are subject to income tax, to the same extent as if received in cash. When shares are issued by the fund at a discount from market value, shareholders will be treated as having received distributions of an amount equal to the full market value of those shares. Shareholders, as required by the Internal Revenue Service, will receive Form 1099 regarding the federal tax status of the prior year's distributions.

                      PLAN WITHDRAWAL
                      If you hold your shares in certificate form, you may terminate your participation in the plan at any time by giving written notice to EquiServe. If your shares are registered in your brokerage firm's name, you may terminate your participation via verbal or written instructions to your investment professional. Written instructions should include your name and address as they appear on the certificate or account.

                      If notice is received at least 10 days before the record date, all future distributions will be paid directly to the shareholder of record.

                      If your shares are issued in certificate form and you discontinue your participation in the plan, you (or your nominee) will receive an additional certificate for all full shares and a check for any fractional shares in your account.

--------------------------------------------------------------------------------

               20  2000 Annual Report - American Select Portfolio

--------------------------------------------------------------------------------

                      PLAN AMENDMENT/TERMINATION
                      The fund reserves the right to amend or terminate the plan. Should the plan be amended or terminated, participants will be notified in writing at least 90 days before the record date for such dividend or distribution. The plan may also be amended or terminated by EquiServe with at least 90 days written notice to participants in the plan.

                      Any questions about the plan should be directed to your investment professional or to EquiServe LP, P.O. Box 8218, Boston, Massachusetts 02266, 1-800-543-1627.

--------------------------------------------------------------------------------

               21  2000 Annual Report - American Select Portfolio

               FEDERAL INCOME TAX INFORMATION
AMERICAN SELECT PORTFOLIO
--------------------------------------------------------------------------------

                      The following per-share information describes the federal tax treatment of distributions made during the fiscal year. Distributions for the calendar year will be reported to you on Form 1099-DIV. Please consult a tax advisor on how to report these distributions at the state and local levels.

                      INCOME DISTRIBUTIONS (TAXABLE AS ORDINARY DIVIDENDS, NONE QUALIFYING FOR DEDUCTION BY CORPORATIONS)

                       PAYABLE DATE                                 AMOUNT
                       ------------                                --------
                       December 27, 1999 ......................    $0.0875
                       January 12, 2000 .......................     0.0875
                       February 23, 2000 ......................     0.0875
                       March 29, 2000 .........................     0.0875
                       April 26, 2000 .........................     0.0875
                       May 24, 2000 ...........................     0.0875
                       June 28, 2000 ..........................     0.0875
                       July 26, 2000 ..........................     0.0800
                       August 23, 2000 ........................     0.0800
                       September 27, 2000 .....................     0.0800
                       October 25, 2000 .......................     0.0800
                       November 21, 2000 ......................     0.0800
                                                                   -------
                         Total ................................    $1.0125
                                                                   =======

--------------------------------------------------------------------------------

               22  2000 Annual Report - American Select Portfolio

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